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                                                                  EXHIBIT 10.25


                              CORPORATE GUARANTEE





TO:    Generale Bank
       Commodity & Trade Financing Department
       Attention:  Mr. Paul M. Kok
       Coolsingel 63
       3012 AB Rotterdam



The undersigned, JLM Industries, Inc., a corporation organized under the laws of Delaware, USA, having its registered office at 8675 Hidden River Parkway, Tampa, FL 33637, USA, in consideration of your granting of a transaction credit facility to JLM Industries (Europe) B.V., K.P. van de Mandelelaan 70,
Rotterdam, up to a maximum amount of USD 10,000,000 (ten million United States Dollars), hereby irrevocably and unconditionally guarantees repayment by JLM Industries (Europe) B.V. of any outstandings under this credit facility to be accrued with interest and reasonable legal costs of collecting the same, on your first demand by letter or telex stating that JLM Industries (Europe) B.V. has defaulted upon a monetary obligation owed you under this credit facility for more than thirty (30) days, with a full description of the specific obligation, and the nature of the default.

The undersigned, JLM Industries, Inc., may terminate this guarantee by giving thirty (30) days written notice to the Bank by registered letter, but shall remain liable for the principal debtor's monetary obligations to the Bank in existence on the effective date of termination.

Generale Bank agrees that it will negotiate the need for the continued existence of this guarantee in good faith on or before March 31, 1998, taking into consideration JLM Industries (Europe) B.V.'s credit history in meeting all of its monetary obligations to the Bank as of that date.

Signed by JLM Industries, Inc., Tampa, FL, USA on April 30, 1997.



JLM Industries, Inc.                          Generale Bank



By: /s/  Illegible signature                  By:
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   Vice President & CFO                       Date:
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